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                                                                    EXHIBIT 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated February 28, 1996 appearing on page
23 of the Annual Report of The First American Financial Corporation on Form 10-K for the year ended December 31, 1995.



/s/ Price Waterhouse LLP

Price Waterhouse LLP

Costa Mesa, California
December 30, 1996